Diodes Incorporated (DIOD) FIRST QUARTER 2026 FINANCIAL RESULTS May 7, 2026 Exhibit 99.2

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the second quarter of 2026, we expect revenue to be approximately $435 million plus or minus 3 percent; we expect GAAP gross margin to be 32.8 percent, plus or minus 1 percent; and non-GAAP adjusted EPS to be $0.60, plus or minus $0.10. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on May 7, 2026, titled, “Diodes Incorporated Reports First Quarter 2026 Financial Results ” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Diodes delivers analog and power solutions through its high-quality semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets. Vision: Inspire future technology through leading semiconductor solutions Our Core Values: Integrity, Commitment, Innovation 67 Years in business 34 Consecutive years of profitability ~8000 Number of employees 1.48Bn Annual Revenue >45Bn >28K Number of products (SKU) shipped >50K Number of customers 42% of product revenue from automotive/industrial Stock Symbol Number of units shipped DIOD FY 2025

$Billion Financial Targets Goal 1: $1B Market Cap - 2010 Goal 2: $1B Revenue- 2017 Goal 3: $2.5B Revenue $1B Gross Profit (40% GM) Goal 4: $1B Profit Before Tax 3-Year Targets (2028): $2B Revenue Gross Profit: $700M Gross Margin: 35%+ Non-GAAP EPS: $4.00+

Profitability Growth Track Record of Continued Performance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 10% (2005 – 2025) CAGR: 10% (2005 - 2025) 13%

Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems, industrial automation, medical, energy management, smart buildings Computing AI data center including AI server, storage, and edge AI Consumer IoT: wearables, home automation, home appliances, and charging solutions Communications Smart phones, telecom, enterprise networking, smart infrastructure including space-based connectivity 56% of revenue 44% of revenue (Q1 2026) (Q1 2026) Targeted Market Segments

1Q FY26 Performance * Cash and cash equivalents, restricted cash, and short-term investments $405.5M +3.5% Q-Q Revenue $128.8M 31.8% +70 bps Q-Q GAAP Gross Margin $0.43 +26.5% Q-Q Non-GAAP EPS $19.8M +26.1% Q-Q Non-GAAP Net Income $49.4M EBITDA 12.2% of Revenue Cash Flow from Ops 15.9% of Revenue Strong Balance Sheet $409M/$55M Cash*/Debt $64.3M + 5.7% Q-Q GAAP Gross Profit

1Q FY26 Highlights 1Q revenue achieved over 22% YoY growth and an above seasonal 3.5% QoQ increase Strong balance sheet with $409 million in cash and cash equivalents*; $891 million working capital * Cash and cash equivalents, restricted cash, and short-term investments At the mid-point of guidance 2Q 2026 revenue to increase 18.8% YoY and a 7.3% increase QoQ Growth driven by key focus areas of automotive, industrial and AI-server related applications Automotive and industrial increased to 44% of product revenue

Quarterly Performance Gross Profit ($ Millions) Revenue ($ Millions) 1Q revenue increased 22% year-over-year Fifth consecutive quarter of double-digit YoY growth Growth driven by 32% year-over-year increases in automotive and 31% year-over-year increase in industrial Future margin expansion will be driven by increasing contribution from higher-margin automotive, industrial, and data center end markets, new products as well as improved loading across manufacturing facilities

Revenue Profile for First Quarter 2026

Income Statement – First Quarter 2026 ($ in millions, except EPS) 1Q25 4Q25 1Q26 Net sales 332.1 391.6 405.5 Gross profit (GAAP) 104.7 121.9 128.8 Gross profit margin % (GAAP) 31.5% 31.1% 31.8% Net income (GAAP) (4.4) 10.2 15.0 Net income (non-GAAP) 8.8 15.4 19.8 Diluted EPS (non-GAAP) 0.19 0.34 0.43 Cash flow from operations 56.7 38.1 64.3 EBITDA (non-GAAP) 26.2 41.9 49.4

Balance Sheet ($ in millions) Dec 31, 2024 Dec 31, 2025 Mar 31, 2026 Cash* 322 382 409 Inventory 475 472 493 Current assets 1,224 1,257 1,303 Total assets 2,386 2,448 2,498 Total debt 52 56 55 Total liabilities 517 510 547 Total equity 1,869 1,938 1,951 * Cash and cash equivalents, restricted cash, and short-term investments

Business Outlook - Second Quarter 2026 Revenue to be ~$435 million, +/- 3.0% representing 18.8% growth over the prior year period and a 7.3% increase sequentially at the mid-point, which is significantly better than typical seasonality GAAP gross margin of 32.8%, +/- 1% Non-GAAP adjusted EPS is expected to be $0.60, plus or minus $0.10 *Guidance as provided on May 7, 2026

Investment Summary Vision: Inspire future technology through leading semiconductor solutions. Mission: Deliver profitability growth through advanced analog and power solutions that enable innovation and efficiency across high-growth markets. 3-year Target : $2B revenue and $4+ non-GAAP EPS Strategic Priorities: Drive growth through a total system solutions sales approach and expanded solution-oriented content Deepen focus on key accounts to increase share of wallet Prioritize high‑margin markets, including automotive, industrial, data center through analog & power solutions Invest in technology leadership across target products, fab processes, and advanced packaging Accelerate fab process and product qualifications

Reconciliation of Net Income to Adjusted Net Income (in thousands, except per share data) (unaudited) Note: Included in GAAP net income and non-GAAP adjusted net income was approximately $6.0 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.13 per share. For the three months ended March 31, 2026

GAAP to Non-GAAP Reconciliation Note: Included in GAAP net income and non-GAAP adjusted net income was approximately $5.0 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.11 per share. (in thousands, except per share data) (unaudited) For the three months ended March 31, 2025